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                                                                   EXHIBIT 10(i)

                    CASE CORPORATION EQUITY INCENTIVE PLAN
             (As Amended and Restated, Effective January 1, 1996,
                including amendments through December 11, 1996)


     1.   Purpose

     The purpose of the Plan is to promote the long-term success of the Case Companies for the benefit of the Corporation's stockholders by encouraging its officers and key employees to have meaningful investments in the Corporation so that, as stockholders themselves, those individuals will be more likely to represent the views and interests of other stockholders and by providing incentives to such officers and key employees for continued service. The Corporation believes that the possibility of participation under the Plan will provide this group of officers and employees an incentive to perform more effectively and will assist the Corporation and the Case Companies in attracting and retaining people of outstanding training, experience and ability.

     2.   Definitions

     "Authorized Plan Shares" shall mean the shares of capital stock of the Corporation available for issuance under the Plan as set forth in Section 6.A.

     "Award" means an award or grant made to a Participant under Section 8.

     "Award Agreement" means the agreement provided in connection with an Award under Section 12.

     "Award Date" means the date that an Award is made, as specified in an Award Agreement.

     "Board of Directors" means the Board of Directors of the Corporation.

     "Case Company" means the Corporation, any stock corporation of which a majority of the capital stock generally entitled to vote for directors is owned directly or indirectly by the Corporation, and any other company designated as such by the Committee, but only during the period of such ownership or designation.

     "Code" means the Internal Revenue Code of 1986, as amended, or any successor legislation.

     "Corporation" means Case Corporation, a Delaware corporation.

     "Committee" means the Compensation Committee of the Board of Directors, or any sub-committee thereof, or any successor committee thereto.
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     "Common Stock" means the Corporation's common stock, par value $0.01 per share.

     "Covered Employees" shall have the meaning specified in Section 162(m)(3) of the Code.

     "Dividend Equivalent" means an amount equal to the amount of the cash dividends that are declared and become payable after the Award Date for the Award to which it relates and on or before the Settlement Date for such Award.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Fair Market Value" on any date means the average of the highest and the lowest sales prices of a share of Common Stock on the Composite Tape for such date, as reported by the National Quotation Bureau Incorporated; provided that if (i) no sales of Common Stock are included on the Composite Tape for such date, or (ii) in the opinion of the Committee, the sales of Common Stock on such date are insufficient to constitute a representative market, then the Fair Market Value of a share of Common Stock on such date shall be deemed to be the average of the highest and lowest prices of a share of Common Stock as reported on said Composite Tape for the next preceding day on which (x) sales of Common Stock are included and (y) the circumstances described in clause (ii) do not exist.

     "ISO" means any Stock Option designated in an Award Agreement as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

     "Non-Qualified Stock Option" means any Stock Option that is not an ISO.

     "Option Price" means the purchase price of one share of Common Stock under a Stock Option.

     "Participant" means an employee or officer of a Case Company who has been selected by the Committee to receive an Award under the Plan.

     "Performance Unit" means an Award denominated in cash, the amount of which may be based on performance of the Participant or of Case Corporation or of any subsidiary or division thereof.

     "Plan" means this Case Corporation Equity Incentive Plan, as amended from time to time.

     "Reload Stock Option" means a Stock Option (i) that is awarded, either automatically in accordance with the terms of an Award Agreement in which one or more other Awards are made or by separate Award, upon the exercise of a Stock Option granted under this Plan or otherwise where the option price is paid by the option holder by delivery of shares of Common Stock on the Settlement Date for such exercise and (ii) that entitles such holder to purchase the number of

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shares so delivered for an Option Price equal to the Fair Market Value of a share of Common Stock on such Settlement Date.

     "Restricted Stock" means shares of Common Stock subject to restrictions and conditions pursuant to Section 8.C.

     "Rule 16b-3" means Regulation (S) 240.16b-3 of the rules and regulations of the Securities and Exchange Commission promulgated under the Exchange Act, as such Rule became effective May 1, 1991, as it may be amended after December 8, 1993.

     "Second Preferred Stock" shall mean the Cumulative Convertible Second Preferred Stock of the Corporation, par value $0.01 per share.

     "Settlement Date" means, (i) with respect to any Stock Option that has been exercised in whole or in part, the date or dates upon which shares of Common Stock are to be delivered to the Participant and the Option Price therefor paid,
(ii) with respect to any SARs that have been exercised, the date or dates upon which a cash payment is to be made to the Participant, or in the case of SARs that are to be settled in shares of Common Stock, the date or dates upon which such shares are to be delivered to the Participant, (iii) with respect to Performance Units, the date or dates upon which cash or shares of Common Stock are to be delivered to the Participant, (iv) with respect to Dividend Equivalents, the date upon which payment thereof is to be made, and (v) with respect to Stock Equivalent Units, the date upon which payment thereof is to be made, in each case determined in accordance with the terms of the Award Agreement under which any such Award was made.

     "Stock Appreciation Right" or "SAR" means an Award that entitles the Participant to receive on the Settlement Date an amount equal to the excess of

          (i) the Fair Market Value of a share of Common Stock on the date of exercise of the SAR over

          (ii) the Fair Market Value of one share of Common Stock on the Award Date or any other higher amount specified in the Award Agreement.

     "Stock Equivalent Unit" means an Award that entitles the Participant to receive on the Settlement Date an amount equal to the Fair Market Value of one share of Common Stock on such date.

     "Stock Option" or "Option" means any right to purchase shares of Common Stock (including a Reload Stock Option) awarded pursuant to Section 8.A.

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     3.   Term

     The Plan shall be effective as of June 1, 1994, and shall remain in effect through December 31, 2003. After termination of the Plan, no further Awards may be granted other than Reload Stock Options granted in accordance with Award Agreements existing as of December 31, 2003, but outstanding Awards shall remain effective in accordance with their terms and the terms of the Plan.

     4.   Plan Administration

          A.   The Committee shall be responsible for administering the Plan.

               (i) Composition of the Committee. The Committee shall be comprised of two or more members of the Board of Directors, all of whom shall be "disinterested persons" as defined in Rule 16b-3.

               (ii) Powers. The Committee shall have full and exclusive discretionary power to interpret the Plan and to determine eligibility for benefits and to adopt such rules, regulations and guidelines for administering the Plan as the Committee may deem necessary or proper. Such power shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions and, subject to Section 13, adopting modifications and amendments to the Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries in which the Corporation or its affiliates operate; provided, however, no such modification or amendment shall impair the rights of any Participant, without his consent, in any Award previously granted under the Plan. Notwithstanding the foregoing provisions of this paragraph, subject to
          Section 13, the Chief Executive Officer of the Corporation shall have the authority to select Award recipients and establish the terms and conditions of such Awards within the limits of the Plan with respect to officers and employees of the Corporation and its subsidiaries who at the time such authority is exercised are not subject to Section 16(a) and Section 16(b) of the Exchange Act.

               (iii) Delegation. The Committee may delegate to one or more of its members or to one or more agents or advisors such non-discretionary administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.

          B. The Committee may employ attorneys, consultants, accountants and other persons, and the Committee, the Corporation and its officers and directors shall be entitled

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     to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Participants, the Corporation and all other interested persons. No member of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan or Awards, and all members of the Committee shall be fully protected by the Corporation, to the fullest extent permitted by applicable law, in respect of any such action, determination or interpretation.

     5.   Eligibility

     Awards will be limited to persons who are officers or employees of the Case Companies. In determining the persons to whom Awards shall be made, the Committee shall, in its discretion, take into account the nature of the person's duties, past and potential contributions to the success of the Case Companies and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan. A director of the Corporation or a Case Company who is not also an officer or employee shall not be eligible to receive an Award. A person who has received an Award or Awards may receive an additional Award or Awards. For purposes of this Section 5, the terms "employee" and "officer" shall also include any former employee or former officer of a Case Company eligible to receive a replacement award as contemplated in the third sentence of Section 8.

     6.   Authorized Awards; Limitations

          A. Except for adjustments pursuant to Section 7, the maximum number of shares of Common Stock that shall be available for issuance under the Plan shall be 9,500,000 and the maximum number of shares of Second Preferred Stock that shall be available for issuance under the Plan shall be 40,000.

          B. Determinations as to the number of Authorized Plan Shares that remain available for issuance under the Plan shall be made in accordance with such rules or procedures as the Committee shall determine from time to time, which shall be consistent with the requirements of Rule 16b-3 and such interpretations thereof as have been made, or may be made from time to time, by courts of competent jurisdiction or the Securities and Exchange Commission or the staff of such Commission to the end that all persons subject to Section 16 of the Exchange Act shall be entitled to the fullest extent possible to the exemption provided by Rule 16b-3.

          If an Award expires unexercised or is forfeited, surrendered, canceled, terminated or settled in cash in lieu of Common Stock, the shares of Common Stock or Second Preferred Stock that were theretofore subject (or potentially subject) to such Award may again be made subject to an Award Agreement; provided, however, that any such shares subject to a forfeited Award shall not again be made subject to an Award Agreement to

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     Participants who are subject to Section 16 of the Exchange Act if any
     Participant received, directly or indirectly, any of the benefits of ownership of the securities of the Corporation underlying such Award, including without limitation, the receipt of dividend payments but excluding (i) the right to vote such shares and (ii) the accumulation of dividends or Dividend Equivalents which also are forfeited.

          C. Common Stock and Second Preferred Stock that may be issued under the Plan may be either authorized and unissued shares or issued shares that have been reacquired by the Corporation and that are being held as treasury shares. No fractional shares of Common Stock or Second Preferred Stock shall be issued under the Plan; provided, however, that cash, in an amount equal to the Fair Market Value of a fractional share of Common Stock or Second Preferred Stock as of the Settlement Date of the Award, shall be paid in lieu of any fractional shares in the settlement of Awards payable in shares of Common Stock or Second Preferred Stock.

          D. In no event shall the aggregate number of shares of Common Stock underlying Options and SARs awarded to any one Participant during any four-consecutive-year period exceed 1,000,000 shares.

     7.   Adjustments and Reorganization

     The Committee may make such adjustments to Awards granted under the Plan (including the terms, exercise price and otherwise) as it deems appropriate in the event of changes that impact the Corporation, the Corporation's share price, or share status, provided that any such actions are consistently and equitably applied to all affected Participants; provided, however, that, notwithstanding any other provisions hereof, insofar as any Award is subject to performance goals established to qualify payments thereunder as "performance-based compensation" as described in Section 162(m) of the Code, the Committee shall have no power to adjust such Awards other than (i) negative discretion and (ii) the power to adjust Awards for corporate transactions, in either case to the extent permissible under regulations interpreting Code Section 162(m).

     In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, extraordinary dividend, spin-off, split-up, rights offering, share combination, or other change in the corporate structure of the Corporation affecting the Common Stock, the number and kind of shares that may be delivered under the Plan shall be subject to such equitable adjustment as the Committee, in its sole discretion, may deem appropriate in order to preserve the benefits or potential benefits to be made available under the Plan, and the number and kind and price of shares subject to outstanding Awards and any other terms of outstanding Awards shall be subject to such equitable adjustment as the Committee, in its sole discretion, may deem appropriate in order to prevent dilution or enlargement of outstanding Awards.

     8.   Awards

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     The Committee shall determine the type and amount of any Award to be made to any Participant; provided, however, that, except as provided in paragraph G, no Awards granted pursuant to this Plan shall vest in less than six months after the date the Award is granted. Awards may be granted singly, in combination, or in tandem. Awards may also be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for, grants or rights under any other employee benefit or compensation plan of the Case Companies, including any such employee benefit or compensation plan of any acquired entity.

          A. Stock Options

               (i) Grants. Stock Options (including Reload Stock Options) granted under this Plan may be any of the following:

                    (a)  an ISO; or

                    (b)  a Non-Qualified Stock Option.

               The Committee may grant any Participant one or more ISOs, Non-Qualified Stock Options, or both, in each case with or without SARs or Reload Stock Options or any other form of Award. Stock Options granted pursuant to this Plan shall be subject to such additional terms, conditions, or restrictions as may be provided in the Award Agreement relating to such Stock Option.

               (ii) Option Price. The Option Price of a Stock Option shall be not less than 100% of the Fair Market Value of a share of Common Stock on the Award Date; provided, however, that in the case of a Stock Option granted retroactively in tandem with or as substitution for another Award, including for this purpose substitution of an award designated in shares of Tenneco, Inc. common stock (a "Tenneco Award"), the Option Price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of such other Award or, with respect to a Tenneco Award, shall not be lower than the price that the Committee determines necessary to preserve the value of the Tenneco Award on the date of substitution; and provided further that in any case ISOs shall have a price equal to 100% of the Fair Market Value of a share of Common Stock on the Award Date.

               (iii) ISOs. Anything in this Plan to the contrary notwithstanding, no term of this Plan relating to ISOs shall be interpreted, amended or altered, nor shall any discretion or authority awarded under the Plan be exercised, so as to disqualify this Plan under Section 422 of the Code, or, without the consent of the Participants affected, to disqualify any ISO under Section 422 of the Code.

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               An ISO shall not be granted to an individual who, on the date of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the employing Case Company or of its parent or any subsidiary corporation.

               The aggregate Fair Market Value, determined on the Award Date, of the shares of Common Stock or other stock with respect to which one or more ISOs (or other "incentive stock options," within the meaning of Subsection (b) of Section 422 of the Code, under all other stock option plans of the Participant's employing Case Company and its parent and subsidiary corporations) granted on or after January 1, 1987, that are exercisable for the first time by the Participant during any particular calendar year shall not exceed the $100,000 limitation imposed by Section 422(d) of the Code.

               (iv) Manner of Payment of Option Price. The Option Price shall be paid in full at the time of the exercise of the Stock Option and may be paid in any of the following methods or combinations thereof;

                    (a) In the United States dollars in cash, check, bank draft or money order payable to the order of the Corporation;

                    (b) By the delivery of shares of Common Stock having an
               aggregate Fair Market Value on the date of such exercise equal to the Option Price;

                    (c) In any other manner that the Committee shall approve,
               including without limitation, any arrangement that the Committee may establish to enable Participants to simultaneously exercise Stock Options and sell the shares of Common Stock acquired thereby and apply the proceeds to the payment of the Option Price therefor.

               (v) Reload Stock Options. The Committee may award Reload Stock Options to any Participant either in combination with other Awards or in separate Award Agreements that grant Reload Stock Options upon exercise of outstanding stock options granted under this Plan or otherwise.

          B.  Stock Appreciation Rights.

               (i) Grants. The Committee may award any Participant SARs, which shall be subject to such additional terms, conditions, or restrictions as may be provided in the Award Agreement relating to such SAR Award, including any

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          limits on aggregate appreciation. SARs may be settled in Common Stock or cash or both.

               (ii) Award Price. The Award Price per share of Common Stock of a SAR shall be fixed in the Award Agreement and shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date of the Award; provided, however, that in the case of a SAR awarded retroactively in tandem with or as a substitution for another Award, the Award Price per share of a SAR shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date of such other Award.

               (iii) Distribution of SARs. SARs shall be exercisable in accordance with the conditions and procedures set out in the Award Agreement relating to such SAR Award.

          C. Restricted Stock. The Committee may award Restricted Stock to any Participant. Awards of Restricted Stock shall be subject to such conditions and restrictions as are established by the Committee and set forth in the Award Agreement, which may include, but are not limited to, continued service with the Corporation, achievement of specific business objectives, and other measurements of individual or business unit or Corporation performance.

          In addition to Awards of Restricted Stock described in the preceding paragraph, the Committee may make Awards of restricted Second Preferred Stock ("Restricted Preferred Stock"). All provisions of this Plan that apply to Awards of Restricted Stock shall also apply to Awards of Restricted Preferred Stock.

          D. Stock Equivalent Units. The Committee may award Stock Equivalent Units to any Participant. All or part of any Stock Equivalent Units Award may be subject to conditions and restrictions established by the Committee, and set forth in the Award Agreement, which may include, but are not limited to, continued service with the Corporation, achievement of specific business objectives, and other measurements of individual or business unit or Corporation performance that may include but shall not be limited to, earnings per share, net profits, total stockholder return, cash flow, return on stockholders' equity, and cumulative return on net assets employed.

          E. Dividend Equivalents. The Committee may provide in any Award Agreement in which Stock Equivalent Units are awarded that such Stock Equivalent Units may accrue Dividend Equivalents. In lieu of awarding Dividend Equivalents, the Committee may provide for automatic awards of additional Stock Equivalent Units on each date that cash dividends are paid on the Common Stock in an amount equal to (i) the product of the dividend per share on the Common Stock times the total number of Stock

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     Equivalent Units then held by the Participant, divided by (ii) the Fair
     Market Value of the Common Stock on the dividend payment date.

          F. Performance Units. Performance Units shall be based on attainment over a specified period of individual performance targets or on other parameters that may include, but shall not be limited to, earnings per share, total stockholder return, cash flow, return on stockholders' equity, and cumulative return on net assets employed. Performance Units may be settled in Common Stock or cash or both.

          G. The Committee may also, in its sole discretion, shorten or terminate the restricted period of waive any other conditions for the lapse of restrictions with respect to all or any portion of any Award. Notwithstanding the foregoing, all restricted periods shall terminate and the Awards shall be fully vested with respect to any Participant upon the Participant's (a) retirement at age 65 or older, (b) with respect to the service recognition award granted July 20, 1994, retirement at age 55 or older, (c) death, or (d) Total Disability, coincident with termination of employment with the Corporation; provided that the application of this sentence shall not cause an Award to vest in less than six months after the date the Award is granted. For purposes of this Section 8:

          "Total Disability" means the permanent inability of the Participant, which is a result of accident or sickness, to perform such Participant's occupation or employment for which the Participant is suited by reason of the Participant's previous training, education and experience and which results in the termination of the Participant's employment with any Case Company.

          H. Change in Control. Notwithstanding the foregoing provisions of this Section 8, to the extent provided by the Committee at the time of an Award or thereafter, stock options and restricted stock awards which have been outstanding for a period of at least six months shall become fully vested if the Participant's employment is terminated by the Corporation for reasons other than cause during the 24 month period following a Change in Control of the Corporation. For purposes of this paragraph H, the term "Change in Control" means a change in the beneficial ownership of the Corporation's voting stock or a change in the composition of the Corporation's Board of Directors which occurs as follows:

               (i) any "person" (as such term is used in Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) other than:

                    (a) a trustee or other fiduciary of securities held under an employee benefit plan of the Corporation;

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                    (b) a corporation owned, directly or indirectly, by the
               stockholders of the Corporation in substantially the same proportions as their ownership of the Corporation; or

                    (c) with respect to any Participant, any person in which
               such Participant has a substantial equity interest;

          is or becomes a beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of stock of the Corporation representing 25% or more of the total voting power of the Corporation's then outstanding stock;

               (ii) a tender offer is made for the stock of the Corporation by a person other than a person described in subparagraph (i)(a), (b) or
          (c), and one of the following occurs:

                    (a) the person making the offer owns or has accepted for
               payment stock of the Corporation representing 25% or more of the total voting power of the Corporation's stock; or

                    (b) three business days before the offer is to terminate
               (unless the offer is withdrawn first) such person could own, by the terms of the offer plus any shares owned by such person, stock representing 50% or more of the total voting power of the Corporation's outstanding stock when the offer terminates;

               (iii) during any period of two consecutive years there shall cease to be a majority of the Corporation's Board of Directors comprised as follows: individuals who at the beginning of such period constitute the Board of Directors and any new director(s) whose election by the Board of Directors or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved; or

               (iv) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other company other than:

                    (a) such a merger or consolidation which would result in the
               Corporation's voting stock outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting stock of the surviving entity) more than 70% of the combined voting

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               power of the Corporation's or such surviving entity's outstanding voting stock immediately after such merger or consolidation; or

                    (b) such a merger or consolidation which would result in the directors of the Corporation who were directors immediately prior thereto continuing to constitute at least 50% of the directors of the surviving entity immediately after such merger or consolidation.

          For purposes of this paragraph (iv), "surviving entity" shall mean only an entity in which all of the Corporation's stockholders become stockholders by the terms of such merger or consolidation, and the phrase "directors of the Corporation who were directors immediately prior thereto" shall not include:

                    (a) any director of the Corporation who was designated by a person who has entered into an agreement with the Corporation to effect a transaction described in this paragraph or in paragraph
               (i) next above; or

                    (b) any director who was not a director at the beginning of the 24-consecutive-month period preceding the date of such merger or consolidation unless his election by the Board of Directors or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors before the beginning of such period.

     9.   Dividends

     The Committee may provide in the appropriate Award Agreement that dividends on Restricted Stock may be paid currently in cash or credited to a Participant's account for subsequent distribution as determined by the Committee. The Award Agreement may provide for the reinvestment of dividends paid on Restricted Stock in shares of Common Stock.

     10.  Deferrals and Settlements

     Settlement of Awards may be in the form of cash, Common Stock, other Awards, or in combinations thereof as the Committee shall determine, and with such other restrictions as it may impose. Subject to paragraph 4.A.(ii), the Committee may also require or permit Participants to defer the issuance or vesting of shares or the settlement of Awards under such rules and procedures as it may establish under the Plan. The Committee may also provide that deferred settlements include the payment of, or crediting of interest on, the deferral amounts or the payment or crediting of Dividend Equivalents on deferred settlements denominated in shares.

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     11.  Transferability and Beneficiaries

     No Awards under the Plan shall be assignable, alienable, saleable or otherwise transferable other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order (as defined by the Code) or Title I of the Employee Retirement Income Security Act or the rules thereunder unless otherwise determined by the Committee; provided, however, unless otherwise provided by the Committee, a Participant who is an executive officer of the Corporation (as designated by the Corporation from time to time) may transfer a Non-Qualified Stock Option to or for the benefit of a member or members of such Participant's immediate family (including, without limitation to a trust for the benefit of members of such Participant's immediate family), subject to such limitations as the Committee may determine.

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     12.  Award Agreements

     Awards under the Plan shall be evidenced by Award Agreements that set forth the details, conditions and limitations for each Award, which may include the term of an Award (except that (i) except as provided in Section 8.G, no Award shall vest in less than six months after the date the Award is granted and (ii) in no event shall the term of any ISO exceed a period of ten years from the date of its grant), the provisions applicable in the event the Participant's employment terminates, and the Corporation's authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind any Award, subject to the terms of the Plan.

     13.  Amendments:  Compliance with Rule 16b-3

     The Committee may suspend, terminate, or amend the Plan as it deems necessary or appropriate to better achieve the purposes of the Plan, except that, without the approval of the Corporation's stockholders, no such amendment shall be made for which stockholder approval is necessary to comply with any applicable tax or regulatory requirement, including for these purposes any approval requirement which is a prerequisite for exemptive relief under Section 16(b) of the Exchange Act, and provided that no such suspension, termination or amendment shall impair the rights of any Participant, without his consent, in any Award previously granted under the Plan.

     14.  Tax Withholding

     The Corporation shall have the right to (i) make deductions from any settlement of an Award made under the Plan, including the delivery or vesting of shares, or require shares or cash or both be withheld from any Award, in each case in an amount sufficient to satisfy withholding of any federal, state or local taxes required by law, or (ii) take such other action as may be necessary or appropriate to satisfy any such withholding obligations. The Committee may determine the manner in which such tax withholding may be satisfied, and may permit shares of Common Stock (rounded up to the next whole number) to be used to satisfy required tax withholding based on the Fair Market Value of any such shares of Common Stock, as of the Settlement Date of the applicable Award.

     15.  Other Corporation Benefit and Compensation Programs

     Unless otherwise specifically determined by the Committee, settlements of Awards received by a Participant under the Plan shall not be deemed a part of the Participant's regular, recurring compensation for purposes of calculating payments or benefits from any Corporation benefit plan, severance program or severance pay law of any country. Further, the Corporation may adopt other compensation programs, plans or arrangements as it deems appropriate or necessary.

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     16.  Unfunded Plan

     Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Corporation and any Participant or other person. To the extent any person holds any rights by virtue of a grant awarded under the Plan, such right (unless otherwise determined by the Committee) shall be not greater than the right of an unsecured general creditor of the Corporation.

     17.  Future Rights

     No person shall have any claim or right to be granted an Award under the Plan, and no Participant shall have any right under the Plan to be retained in the employment of the Corporation or its affiliates.

     18.  Governing Law

     The validity, construction and effect of the Plan, and any actions taken or relating to the Plan, shall be determined in accordance with the laws of the State of Delaware and applicable federal law.

     19.  Successors and Assigns

     The Plan shall be binding on all successors and assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

     20.  Rights as a Stockholder

     Except as otherwise provided in any Award Agreement, a Participant shall have no rights as a stockholder of the Corporation until he or she becomes the holder of record of Common Stock or Second Preferred Stock.

                                      -15-